EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-QSB of Show Me Ethanol, LLC. (the “Company”) for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chairman, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

Date: November 14, 2007

By:	/s/ Gregory E. Thomas
Name:	Gregory E. Thomas
Title:	General Manager, as Principal Executive Officer